Prepaid Expenses and Other Current Assets, Net (Details) - Schedule of Prepaid Expenses and Other Current Assets, Net ¥ in Thousands, $ in Thousands	Mar. 31, 2024 CNY (¥)	Mar. 31, 2024 USD ($)	Mar. 31, 2023 CNY (¥)
Schedule of Prepaid Expenses and Other Current Assets, Net [Line Items]
Advance to suppliers	¥ 433,363		¥ 63,295
Receivables from supply chain service provider	6,114		7,648
Other receivables	18,532		20,852
Allowance for doubtful accounts	(355)		(355)
Prepaid expenses and other current assets, net	¥ 457,654	$ 64,504	¥ 91,440